7. COMMITMENTS AND CONTINGENCIES	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Commitments And Contingencies
7. COMMITMENTS AND CONTINGENCIES

Purchase Commitments – At September 30, 2012, the Company had fixed-price purchase contracts with its suppliers to purchase $14,153,000 of ethanol and indexed-price contracts to purchase 112,000 gallons of ethanol. These contracts will be satisfied throughout the remainder of 2012.

Sales Commitments – At September 30, 2012, the Company had entered into sales contracts with its major customers to sell certain quantities of ethanol and WDG. The volumes indicated in the indexed-price contracts table will be sold at publicly-indexed sales prices determined by market prices in effect on their respective transaction dates (in thousands):

Fixed-Price Contracts
Ethanol	$70
WDG	521
Total	$591

Indexed-Price Contracts (Volume)
Ethanol (gallons)	97,708
WDG (tons)	55

Litigation – General – The Company is subject to various claims and contingencies in the ordinary course of its business, including those related to litigation, business transactions, employee-related matters, and others. When the Company is aware of a claim or potential claim, it assesses the likelihood of any loss or exposure. If it is probable that a loss will result and the amount of the loss can be reasonably estimated, the Company will record a liability for the loss. If the loss is not probable or the amount of the loss cannot be reasonably estimated, the Company discloses the claim if the likelihood of a potential loss is reasonably possible and the amount involved could be material. While there can be no assurances, the Company does not expect that any of its pending legal proceedings will have a material financial impact on the Company’s operating results.

Commitments – The following is a description of significant commitments at December 31, 2011:

Operating Leases – Future minimum lease payments required by non-cancelable operating leases in effect at December 31, 2011 are as follows (in thousands):

Years Ended December 31,	Amount
2012	$1,474
2013	1,196
2014	735
2015	747
2016	701
Thereafter	3,820
Total	$8,673

Total rent expense during the years ended December 31, 2011 and 2010 was $2,300,000 and $1,598,000, respectively.

Sales Commitments – At December 31, 2011, the Company had entered into sales contracts with its major customers to sell certain quantities of ethanol, WDG and syrup. These sales contracts will be completed throughout 2012. The volumes indicated in the indexed price contracts table will be sold at publicly-indexed sales prices determined by market prices in effect on their respective transaction dates (in thousands):

Fixed-Price Contracts
Ethanol	$2,609
WDG and syrup	1,662
Total	$4,271
Indexed-Price Contracts (Volume)
Ethanol (gallons)	113,575
WDG and syrup (tons)	108

Purchase Commitments – At December 31, 2011, the Company had fixed-price purchase contracts with its suppliers to purchase $17,329,000 of ethanol and indexed-price purchase contracts with its suppliers to purchase 9,138,000 gallons of ethanol. These purchase commitments will be satisfied throughout 2012.

Contingencies – The following is a description of significant contingencies at December 31, 2011:

Litigation – General – The Company is subject to various claims and contingencies in the ordinary course of its business, including those related to litigation, business transactions, employee-related matters, and others. When the Company is aware of a claim or potential claim, it assesses the likelihood of any loss or exposure. If it is probable that a loss will result and the amount of the loss can be reasonably estimated, the Company will record a liability for the loss. If the loss is not probable or the amount of the loss cannot be reasonably estimated, the Company discloses the claim if the likelihood of a potential loss is reasonably possible and the amount involved could be material. While there can be no assurances, the Company does not expect that any of its pending legal proceedings will have a material financial impact on the Company’s operating results.

Litigation – Barry Spiegel – In 2005, Barry J. Spiegel, a former shareholder and director of Accessity Corp., filed a complaint in the Circuit Court of the 17th Judicial District in and for Broward County, Florida (Case No. 05018512, the “State Court Action”), against Barry Siegel, Philip Kart, Kenneth Friedman and Bruce Udell. Messrs. Udell and Friedman are former directors of Accessity and Pacific Ethanol. Mr. Kart is a former executive officer of Accessity and Pacific Ethanol. Mr. Siegel is a former director and former executive officer of Accessity and Pacific Ethanol. Mr. Spiegel voluntarily dismissed his case in 2007 but later renewed his case in 2009 and added as additional defendants PEI California, Pacific Ethanol, William L. Jones, Neil M. Koehler and Ryan W. Turner. Messrs. Jones and Turner are directors of Pacific Ethanol. Mr. Turner is a former officer of Pacific Ethanol. Mr. Koehler is a director and officer of Pacific Ethanol.

In 2006, Mr. Spiegel filed a complaint in the United States District Court for the Southern District of Florida (Case No. 06-61848, the “Federal Court Action”), against the foregoing individual defendants and Pacific Ethanol.

The State and Federal Court Actions alleged numerous claims and related to a share exchange transaction completed in 2005 among Accessity and the owners of each of Kinergy, ReEnergy, LLC and PEI California. The State Court Action sought approximately $22.0 million in damages. The Federal Court Action sought approximately $15.0 million in damages.

After discovery, various motions and other pre-trial proceedings, on November 9, 2011, the Company and parties to the Spiegel cases entered into a confidential settlement agreement to settle all matters relating to the State Court Action and the Federal Court Action. The settlement agreement became effective on November 21, 2011, whereupon the State Court Action and the Federal Court Action were dismissed with prejudice.